UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2010

PRIME GROUP REALTY TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	1-13589	36-4173047
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 North Wabash Avenue, Suite 2800, Chicago, Illinois	60611
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 917-1300

NOT APPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On May 6, 2010, Prime Group Realty Trust (the “Company”) announced that it delivered notice to the New York Stock Exchange (the “NYSE”) requesting to voluntarily delist its 9% Series B Cumulative Redeemable Preferred Shares (“Series B Preferred Shares”) from the NYSE. The Company intends to file Form 25 with the Securities and Exchange Commission (the “SEC”) in approximately ten (10) days from the date of this Form 8-K to voluntarily withdraw from listing with the NYSE and to withdraw from registration under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). The Company anticipates that the Form 25 will be effective and the Series B Preferred Shares will be delisted and cease trading on the NYSE approximately ten (10) days after the filing of the Form 25. The Company also expects to subsequently file a Form 15 with the SEC to deregister the Series B Preferred Shares under Section 12(g) of Exchange Act, and to suspend the reporting obligations of the Company under Section 13(a) of the Exchange Act. These actions are consistent with the Company’s previous disclosures and its obligations under the Agreement and Plan of Merger (the “Merger Agreement”) relating to the July 2005 acquisition and delisting of its common shares (the “Acquisition”), pursuant to which the Company agreed to voluntarily file reports under the Exchange Act for five (5) years after the closing of the Acquisition. Upon filing Forms 25 and 15 with the SEC, the Company will become a voluntary filer of its reports under the Exchange Act through June 30, 2010 in accordance with its obligations under the Merger Agreement. After the voluntarily delisting of the Series B Preferred Shares from the NYSE, the Company expects that the trading of the Series B Preferred Shares will be reported on the OTCQB for so long as it remains a voluntary filer and thereafter in the Pink Sheets with Pink OTC Markets Inc. The Company’s Board of Trustees has approved the delisting from the NYSE and deregistration of the Series B Preferred Shares under the Exchange Act in order to save significant costs associated with compliance with these regulatory provisions.

This Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management’s current views with respect to future events and financial performance. The words “believes”, “expects”, “anticipates”, “estimates”, and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company’s filings with the SEC.

The Company issued a press release on May 6, 2010 disclosing the foregoing matters set forth in this Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As previously disclosed, in June 2008 Prime Group Realty Trust (the “Company”) instituted a retention and severance program for its corporate employees (the “Existing Retention Plan”), including four of the Company’s officers who were named executive officers in the Company’s Summary Compensation Table contained in the Company’s Form 10-K for calendar year 2006. The Existing Retention Plan was effective for a two-year period and accordingly was scheduled to expire in June 2010.

On April 30, 2010, the Company instituted an updated retention plan (the “Retention Program”) that replaced and extended the Existing Retention Plan. The participants in the Retention Program include four officers who are named executive officers in the Company’s Summary Compensation Table contained in the Company’s Form 10-K for calendar year 2009, consisting of our President and Chief Executive Officer, Mr. Patterson (our “CEO”), our Senior Executive Vice President, General Counsel and Secretary, Mr. Hoffman (our “General Counsel”), our Executive Vice President – Capital Markets, Mr. Del Vecchio (our “EVP”) and our Senior Vice President – Leasing, Mr. Baron (our “SVP”). The Retention Program was developed in consultation with FPL Associates, L.P. (“FPL”), a leading compensation consulting firm, who the Company engaged as its independent compensation consultant. The Retention Program provides for the payment of a retention payment in the event a participant is terminated without cause by the Company, the participant terminates his or her employment with the Company for “good reason” or upon the occurrence of a “qualifying event” as defined below (a “Triggering Event”). A participant will not be entitled to a retention payment if the participant voluntarily resigns or if the Company terminates the participant’s employment for cause. A participant will be entitled to terminate his or her employment with the Company for “good reason” upon the occurrence of any of the following events: material breach by the Company of the terms of the Retention Program or certain other wrongful action by the Company relating to the participant’s employment, the death or disability of the participant, a relocation of the participant’s office location to a place more than twenty-five miles from the current location or a material diminution in the duties, responsibilities or compensation of the participant. A “qualifying event” means the purchase, sale, redemption, recapitalization or other transaction (whether by merger or otherwise) resulting in the Company’s Series B Preferred Shares no longer being outstanding or the terms thereof being substantially changed.

For our CEO, General Counsel and EVP, the amount of the payment upon the occurrence of a Triggering Event (the “Retention Payment”) was calculated based on a formula of two months of base salary for each year of service with the Company, capped at a payment equal to 36 months of base salary. Upon the occurrence of a Triggering Event, this will result in fixed payments to our CEO, General Counsel and EVP of 35 months, 32 months and 24 months of their base salary, respectively. For our SVP, the Retention Payment is fixed at 9 months of his base salary.

The Company did not pay annual bonuses to its employees for calendar year 2009 and only paid partial bonuses to its employees for calendar year 2008. In an effort to retain key personnel in light of the foregoing and in light of other factors affecting the Company, the Retention Program provides that a percentage of the Retention Payment (the “Interim Payments”) will be paid if the participant is employed full-time at the time of the payment as follows: (i) for the CEO, 18%, for the General Counsel and EVP, 15%, and for the SVP 16%, in June, 2010; and (ii) for the CEO, 27%, and for the General Counsel, EVP and SVP, 28%, in December 2010. These Interim Payments are deducted from the Retention Payment for each individual and the remaining amount of the Retention Payment is payable only upon the occurrence of a Triggering Event.

Effective April 12, 2010, we terminated the employment of Ms. Pallardy, our Senior Vice President — CBD Leasing, without cause.

This Form 8-K filing contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management’s current views with respect to future events and financial performance. The words “believes”, “expects”, “anticipates”, “estimates”, and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company’s filings with the Securities and Exchange Commission.

The Company issued a press release on May 6, 2010 disclosing the foregoing matters set forth in this Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements

None

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Prime Group Realty Trust dated May 6, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GROUP REALTY TRUST

	By:	/s/ Jeffrey A. Patterson

Jeffrey A. Patterson
Dated: May 6, 2010		President and Chief Executive Officer